                AmeriCredit Automobile Receivables Trust 1997-B
                      Class A-1 5.790% Asset Backed Notes
                      Class A-2 6.360% Asset Backed Notes
                      Class A-3 6.670% Asset Backed Notes
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginnin   01/01/98
Monthly Period Ending:    01/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
     A.       Beginning of period Aggregate Principal Balance                                        $206,583,091
                                                                                                     ------------
     B.       Purchase of Subsequent Receivables                                                                0
                                                                                                     ------------
     C.       Monthly Principal Amounts

              (1)     Collections on Receivables outstanding
                       at end of period                                            6,006,320
                                                                                ------------
              (2)     Collections on Receivables paid off
                       during period                                               1,633,963
                                                                                ------------
              (3)     Receivables becoming Liquidated Receivables
                       during period                                               2,625,385
                                                                                ------------
              (4)     Receivables becoming Purchased Receivables
                       during period
                                                                                ------------
              (5)     Cram Down Losses occurring during period
                                                                                ------------
              (6)     Other Receivables adjustments                                    4,415
                                                                                ------------
              (7)     Less amounts allocable to Interest                          (3,022,009)
                                                                                ------------
              Total Monthly Principal Amounts                                                           7,248,074
                                                                                                     ------------
     D.       End of period Aggregate Principal Balance                                              $199,335,017
                                                                                                     ------------
                                                                                                     ------------
     E.       Pool Factor                                                                               79.734012%
                                                                                                     ------------
                                                                                                     ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                 Class A-1        Class A-2        Class A-3         TOTAL
                                                                -----------      -----------      -----------     ------------
     A.       Beginning of period Note Balance                  $13,269,294      $96,250,000      $85,750,000     $195,269,294
                                                                -----------      -----------      -----------     ------------
     B.       Noteholders' Principal Distributable Amount         7,248,074                0                0        7,248,074
     C.       Noteholders' Accelerated Principal Amount              69,058                0                0           69,058
     D.       Accelerated Payment Amount Shortfall                1,864,787                0                0        1,864,787
     E.       Note Prepayment Amount                                      0                0                0                0
                                                                -----------      -----------      -----------     ------------
     F.       End of period Note Balance                         $4,087,375      $96,250,000      $85,750,000     $186,087,375
                                                                -----------      -----------      -----------     ------------
                                                                -----------      -----------      -----------     ------------
     G.       Note Pool Factors                                    6.010845%      100.000000%      100.000000%       74.434950%
                                                                -----------      -----------      -----------     ------------
                                                                -----------      -----------      -----------     ------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:
     A.       Beginning of period Pre-Funding Account balance                                                                 $0
                                                                                                                      ----------
     B.       Purchase of Subsequent Receivables                                                              0
                                                                                                   ------------
     C.       Investment Earnings                                                                             0
                                                                                                   ------------
     D.       Investment Earnings Transfer to Collections Account                                             0
                                                                                                   ------------
     E.       Payment of Mandatory Prepayment Amount                                                          0
                                                                                                   ------------
                                                                                                                               0
                                                                                                                      ----------
     F.       End of period Pre-Funding Account balance                                                                       $0
                                                                                                                      ----------
                                                                                                                      ----------
IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.       Total Monthly Principal Amounts                                                                         $7,248,074
                                                                                                                      ----------
     B.       Required Pro-forma Security Balance                                                   179,401,515
                                                                                                    -----------
     C.       Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts) 188,021,220
                                                                                                    -----------
     D.       Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                      ----------
     E.       Principal Distributable Amount  (A.- D.)                                                                $7,248,074
                                                                                                                      ----------
                                                                                                                      ----------
V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.       Beginning of period Capitalized Interest  Account balance                                                       $0
                                                                                                                      ----------
     B.       Monthly Capitalized Interest Amount                                                             0
                                                                                                     ----------
     C.       Investment Earnings                                                                             0
                                                                                                     ----------
     D.       Investment Earnings Transfer to Collections Account                                             0
                                                                                                     ----------
     E.       Payment of Overfunded Capitalized Interest Amount                                               0
                                                                                                     ----------
     F.       Payment of Remaining Capitalized Interest Account                                               0
                                                                                                     ----------
                                                                                                                               0
                                                                                                                      ----------
     G.       End of period Capitalized Interest Account balance                                                              $0
                                                                                                                      ----------
                                                                                                                      ----------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.       Available Funds:

              (1)     Collections on Receivables during period
                       (net of Liquidation Proceeds)                                                 $7,640,283
                                                                                                     ----------
              (2)     Liquidation Proceeds collected
                       during period                                                                  1,149,104
                                                                                                     ----------
              (3)     Purchase Amounts deposited in Collection
                       Account
                                                                                                     ----------
              (4)(a)   Investment Earnings - Collection Account                                          23,773
                                                                                                     ----------
                 (b)   Investment Earnings - Transfer From Prefunding Account                                 0
                                                                                                     ----------
                 (c)   Investment Earnings - Transfer From Capitalized Interest Account                       0
                                                                                                     ----------
              (5)     Collection of Supplemental Servicing Fees                                         154,638
                                                                                                     ----------
              (6)     Monthly Capitalized Interest Amount                                                     0
                                                                                                     ----------
              (7)     Mandatory Prepayment Amount
                                                                                                     ----------
              Total Available Funds                                                                                    8,967,798
                                                                                                                      ----------
     B.       Distributions:

              (1)     Base Servicing Fee and Supplemental Servicing Fees                                536,816
                                                                                                     ----------
              (2)     Agent fees                                                                          6,665
                                                                                                     ----------
              (3)     Noteholders' Interest Distributable Amount
                          (a)        Class A - 1                                                         66,158
                                                                                                     ----------
                          (b)        Class A - 2                                                        510,125
                                                                                                     ----------
                          (c)        Class A - 3                                                        476,627
                                                                                                     ----------
              (4)     Noteholders' Principal Distributable Amount
                          (a)        Class A - 1                                                      7,248,074
                                                                                                     ----------
                          (b)        Class A - 2                                                              0
                                                                                                     ----------
                          (c)        Class A - 3                                                              0
                                                                                                     ----------
              (5)     Security Insurer Premiums                                                          54,275
                                                                                                     ----------
              Total distributions                                                                                      8,898,740
                                                                                                                      ----------

     C.       Excess Available Funds  (or Deficiency Claim Amount )                                                       69,058
                                                                                                                      ----------
     D.       Noteholders' Accelerated Principal Amount                                                                  (69,058)
                                                                                                                      ----------
     E.       Deposit to Spread Account                                                                                       $0
                                                                                                                      ----------
                                                                                                                      ----------

VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
     A.       Excess Available Funds  (VI.C.)                                                     $69,058
                                                                                              -----------
     B.       Pro Forma Security Balance  (II.A.-II.B.)                                       188,021,220
                                                                                              -----------
     C.       Required Pro Forma Security Balance  (90% x (I.D.+III.F.)                       179,401,515
                                                                                              -----------
     D.       Excess of Pro Forma Balance over Required Balance  (B. - C.)                      8,619,705
                                                                                              -----------
     E.       End of Period  Class A-1 Note Balance                                             6,021,220
                                                                                              -----------
     F.       Greater of D. or E.                                                               8,619,705
                                                                                              -----------
     G.       Accelerated Principal Amount  (lesser of  A. or F.)                                                $69,058
                                                                                                               -----------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.       Pro Forma Security Balance                                                     $188,021,220
                                                                                             ------------
     B.       Required Pro Forma Security Balance                                             179,401,515
                                                                                             ------------
     C.       Excess of Pro Forma Balance over Required Balance  (A. - B.)                      8,619,705
                                                                                             ------------
     D.       End of Period  Class A-1 Note Balance                                             6,021,220
                                                                                             ------------
     E.       Greater of C. or D.                                                               8,619,705
                                                                                             ------------
     F.       Excess Available Funds  (VI.C.)                                                      69,058
                                                                                             ------------
     G.       Investment Earnings on Collection Account                                            23,773
                                                                                             ------------
     H.       Accelerated Payment Amount Shortfall (E.- F.+G.)                                                  $8,574,420
                                                                                                              ------------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.       Beginning of period Spread Account balance                                                       $16,320,064
                                                                                                              ------------
     B.       Additions to Spread Account
              (1)  Deposits from Collections Account (VI. E.)                                           0
                                                                                             ------------
              (2)  Investment Earnings                                                             76,246
                                                                                             ------------
              (3)  Deposits Related to Subsequent Receivables Purchases                                 0
                                                                                             ------------
              Total Additions                                                                                       76,246
                                                                                                              ------------
     C.       Spread Account balance prior to withdrawals                                                       16,396,310
                                                                                                              ------------
     D.       Requisite Amount of Spread Account
               (1)  Initial Spread Account Deposit                                            $15,000,000
                                                                                             ------------
               (2)  Subsequent Spread Account Deposits                                          4,999,999
                                                                                             ------------
               (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                 19,999,999
                                                                                             ------------
               (4)  8% of end of period Aggregate Principal Balance                            15,946,801
                                                                                             ------------
               (5)  $100,000                                                                      100,000
                                                                                             ------------
               (6)  2% of Original Pool Balance                                                 5,000,000
                                                                                             ------------
               (7)  End of period Note Balance (before accel. principal shortfall calc)       187,952,162
                                                                                             ------------
               (8)  Lesser of (6) or (7)                                                        5,000,000
                                                                                             ------------
               (9)  Greater of (5) or (8)                                                       5,000,000
                                                                                             ------------
              (10)  Aggregate Principal Balance                                               199,335,017
                                                                                             ------------
              (11)  End of period Note Balance (before accel. principal shortfall calc)       187,952,162
                                                                                             ------------
              (12)  Line (10) less line (11)                                                   11,382,855
                                                                                             ------------
              (13)  OC level     (12) / (10),   Maximum 10%                                          5.71%
                                                                                             ------------
              (14)  13% less OC level, if OC level is greater than 5%                                7.29%
                                                                                             ------------
              (15)  Percent in (13) or (14))  x  End of period Aggregate Principal Balance     14,531,523
                                                                                             ------------
              (16)  15% of end of period Aggregate Principal Balance if Trigger Date                n/a
                                                                                             ------------

              Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable              14,531,523
                                                                                                              ------------

     E.       Withdrawals from Spread Account
              (1)   Priority First - Deficiency Claim Amount                                            0
                                                                                             ------------
              (2)   Priority Second through Third                                            ------------
              (3)   Priority Fourth - Accelerated Payment Amount Shortfall         8,574,420
                                                                                   ---------
                    Accelerated Payment Amount Shortfall in Excess of                           1,864,787
                      Requisite Amount                                                       ------------
              (4)   Priority Fifth through Sixth
                                                                                             ------------
              (5)   Priority Seventh - to Servicer                                                      0
                                                                                             ------------
              Total withdrawals                                                                                  1,864,787
                                                                                                              ------------

     F.       End of period Spread Account balance                                                             $14,531,523
                                                                                                              ------------

X.   PERFORMANCE TESTS:
     A.       Delinquency Ratio
              (1)  Receivables with Scheduled Payment
                     delinquent more than 60 days
                     at end of period                                                          $6,002,545
                                                                                             ------------
              (2)  Purchased Receivables with Scheduled
                     Payment delinquent more than 60
                     days at end of period
                                                                                             ------------
              (3)  Beginning of period Principal Balance                                      206,583,091
                                                                                             ------------
              (4)  Delinquency Ratio (1)+(2) divided by (3)                                                      2.91%
                                                                                                              -------
              (5)  Previous Monthly Period Delinquency Ratio                                                     2.87%
                                                                                                              -------
              (6)  Second previous Monthly Period Delinquency Ratio                                              3.06%
                                                                                                              -------
              (7)  Average Delinquency Ratio (4)+(5)+(6)
                     divided by 3                                                                                2.95%
                                                                                                              -------
              (8)  Compliance (Delinquency Test Failure is a
                     Delinquency Ratio equal to or greater than 5.00%)                                           yes
                                                                                                              -------

     B.       Cumulative Default Rate
              (1)  Defaulted Receivables in Current Period                                     $1,891,991
                                                                                             ------------
              (2)  Cumulative Defaulted Receivables Including
                     Defaulted Receivables in Current Period                                   21,090,037
                                                                                             ------------
              (3)  Original Pool Balance                                                      249,999,985
                                                                                             ------------
              (4)  Cumulative Default Rate (2) divided by (3)                                                    8.44%
                                                                                                              -------
              (5)  Compliance (Default Test Failure is a Cumulative
                     Default Rate equal to or greater than 11.81%.)                                              yes
                                                                                                              -------

      C.      Cumulative Net Loss Rate
              (1)  Receivables becoming Liquidated Receivables during period                   $2,625,385
                                                                                             ------------
              (2)  Purchased Receivables with Scheduled
                     Payment delinquent more than 30 days at end of period
                                                                                             ------------
              (3)  Cram Down Losses occurring during period
                                                                                             ------------
              (4)  Liquidation Proceeds collected during period                                (1,149,104)
                                                                                             ------------
              (5)  Net Losses during period (1)+(2)+(3)-(4)                                     1,476,281
                                                                                             ------------
              (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                  8,126,544
                                                                                             ------------
              (7)  50% of Receivables with Scheduled Payment delinquent
                     more than 90 days at end of period                                         2,453,529
                                                                                             ------------
              (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of
                     the Closing Date                                                         250,000,000
                                                                                             ------------
              (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                     divided by (8)                                                                              4.82%
                                                                                                              -------
              (10) Compliance (Net Loss Test Failure is a
                     Net Loss Rate equal to or greater than 6.75%.)                                              yes
                                                                                                              -------

     D.       Extension Rate
              (1)  Principal Balance of Receivables extended during current period              6,462,642
                                                                                             ------------
              (2)  Beginning of Period Aggregate Principal Balance                            206,583,091
              (3)  Extension Rate (1) divided by (2)                                         ------------        3.13%
                                                                                                              -------
              (4)  Previous Monthly Extension Rate                                                               3.65%
                                                                                                              -------
              (5)  Second previous Monthly Extension Rate                                                        2.55%
                                                                                                              -------
              (6)  Average Extension Rate (3)+(4)+(5)
                     divided by 3                                                                                3.11%
                                                                                                              -------
              (7)  Compliance (Extension Test Failure is an
                     Extension Rate equal to or greater than 4%.)                                                yes
                                                                                                              -------
XI.  DELINQUENCY:
     A.       Receivables with Scheduled Payment delinquent
              (1)  31-60 days                                   #            1,672      $16,537,910             8.01%
                                                                 ----------------------------------------------------
              (2)  61-90 days                                                  435        4,248,230             2.06%
                                                                 ----------------------------------------------------
              (3)  over 90 days                                                181        1,754,315             0.85%
                                                                 ----------------------------------------------------
              Receivables with Scheduled Payment delinquent
                more than 30 days at end of period                           2,288      $22,540,455            10.91%
                                                                 ----------------------------------------------------
                                                                 ----------------------------------------------------

                                       4

XII.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
       A.       Beginning of period number of Receivables                                                       18,909
                                                                                                            ----------
       B.       Number of Subsequent Receivables Purchased                                                           0
                                                                                                            ----------
       C.       Number of Receivables becoming Liquidated
                 Receivables during period                                                                         266
                                                                                                            ----------
       D.       Number of Receivables becoming Purchased
                 Receivables during period                                                                  ----------
       E.       Number of Receivables paid off during period                                                       253
                                                                                                            ----------
       F.       End of period number of Receivables                                                             18,390
                                                                                                            ----------
                                                                                                            ----------

XIII.  STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                               19.83%
                                                                                                            ----------
       B.  Weighted Average Remaining Term of the Receivables                                                    45.62
                                                                                                            ----------
       C.  Average Receivable Balance                                                                          $10,839
                                                                                                            ----------
       D.  Aggregate Realized Losses                                                                        $9,602,825
                                                                                                            ----------


AmeriCredit Financial Services, Inc.


By:
         -----------------------------------------
Name:    Daniel E. Berce
         -----------------------------------------
Title:   Vice Chairman & Chief Financial Officer
         -----------------------------------------
Date:    February 4, 1998
         -----------------------------------------

                                       5